Exhibit 10.23

EXECUTION COPY

Form of Fourth Amended and Restated Company Pledge Agreement
among Hollinger International Publishing Inc. and its Subsidiaries and
Wachovia Bank, N.A. dated as of December 23, 2002

FOURTH AMENDED AND RESTATED COMPANY PLEDGE AGREEMENT

     THIS FOURTH AMENDED AND RESTATED COMPANY PLEDGE AGREEMENT (this “Agreement”) dated as of December 23, 2002, is among HOLLINGER INTERNATIONAL PUBLISHING INC., a Delaware corporation (the “Company”), the subsidiaries of the Company listed on the signature page hereof and such other persons or entities which from time to time become parties hereto as pledgors (collectively, including the Company, the “Pledgors” and individually each a “Pledgor”) and WACHOVIA BANK, N.A., in its capacity as administrative agent for the Lenders referred to below (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

     WHEREAS, Hollinger International Publishing Inc. (the “Company”), Telegraph Group Limited (“Telegraph”), certain other borrowers, The Toronto-Dominion Bank (“Toronto-Dominion”), as issuing bank and Toronto Dominion (Texas), Inc., as administrative agent (in such capacity, together with any successors in such capacity) entered into that certain Third Amended and Restated Credit Agreement dated as of April 30, 1999 (as amended or modified and in effect on the Amendment Effective Date, the “Existing Credit Agreement”), whereunder certain financial institutions agreed to make loans and to issue letters of credit and bankers’ acceptances (such loans, letters of credit and bankers’ acceptances outstanding on the Amendment Effective Date, collectively the “Existing Credit Extensions”); and

     WHEREAS, in connection with the Original Guaranty, the Company and certain Pledgors executed that certain Third Amended and Restated Company Pledge Agreement dated as of April 30, 1999 among the Company, certain Subsidiaries of the Company parties thereto and Toronto Dominion (Texas), Inc., as administrative agent (as amended and in effect on the Amendment Effective Date, the “Original Company Pledge Agreement”); and

     WHEREAS, the Company has requested various financial institutions (together with their respective successors and assigns, collectively the “Lenders” and each individually a “Lender”) to amend and restate the Existing Credit Agreement on the terms and conditions set forth in the Fifth Amended and Restated Credit Agreement, dated as of even date herewith, among the Company, Telegraph and First DT Holdings Limited (“FDTH” and, together with the Company and Telegraph, each a “Borrower” and collectively, the “Borrowers”), the Lenders, the Administrative Agent, Wachovia Securities, Inc., as sole lead arranger and book runner, Toronto Dominion (Texas), Inc., as Syndication Agent, and General Electric Capital Corporation, as Documentation Agent (together with all amendments and other modifications, if any, from time to time made thereto, the “Amended and Restated Credit Agreement”) to set forth, among other things, the terms and conditions under which the Lenders thereafter will make credit extensions to the Borrowers; it being the intention of the Company, the Lenders and the Administrative Agent that the Amended and Restated Credit Agreement and the Loan Documents executed in connection therewith shall not effect the novation of the obligations of the Borrowers under the

Company Pledge Agreement

Receivables Due from Unrestricted Group	Type of Investment and/or Percentage Owned	Sept 30, 2002	Nov 30, 2002

Chicago Sun Times
Due from Hollinger Digital Inc.	non interest bearing advance, due on demand	$1,031,689	$1,241,702
Due from Hollinger International Inc.	non interest bearing advance, due on demand	$5,017,938	$5,017,938
HIPI
Due from Hollinger Canadian Publishing Holdings Co.	non interest bearing advance, due on demand, denominated in Canadian dollars	$5,005,966	$5,071,498
Due from XSTM Business Communications Ltd	non interest bearing advance, due on demand	$75,000	$75,000
Due from Hollinger (Challenger) Holdings Co.	non interest bearing advance, due on demand, denominated in Canadian dollars	$220,639	$61,141
Due from Hollinger Telegraph New Media LLC	mixture of interest bearing and non interest bearing notes, due on demand, denominated in US and GBP	$14,699,292	$14,756,467
Due from Hollinger International Inc.	interest bearing note at 9%, denominated in Canadian dollars	$263,335,261	$270,282,253
HIF Corporation
Due from Hollinger Canadian Publishing Holdings Co.	non interest bearing advance, due on demand, denominated in Canadian dollars	$949,660	$959,215
TAHL
Due from Hollinger Digital Inc.	non interest bearing promissory note, due on demand, denominated in GBP	$8,011,117	$7,936,146
Telegraph Group
Due from Hollinger Telegraph New Media LLC	non interest bearing advance, due on demand, denominated in GBP	$676,335	$669,990

Existing Credit Agreement but be merely a restatement and, where applicable, an amendment of and substitution for the terms governing such obligations hereafter; and

          WHEREAS, in connection with the Amended and Restated Credit Agreement, each of the Pledgors (other than the Company) is executing and delivering an amended and restated guaranty of even date herewith (the “U.S. Subsidiary Guaranty”) of the obligations of the Borrowers under the Amended and Restated Credit Agreement; and

          WHEREAS, as a condition precedent to the Amendment Effective Date of the Amended and Restated Credit Agreement, the Pledgors are required to execute and deliver this Agreement; and

          WHEREAS, the parties desire to amend and restate the Original Company Pledge Agreement to recognize the addition of new issuers and new Borrowers, it being the intention of the Borrowers, the other Pledgors, the Lenders and the Administrative Agent that this Agreement and the Loan Documents executed in connection herewith shall not effect a novation of the obligations of the Company and the other Pledgors under the Original Company Pledge Agreement but be merely a restatement and, where applicable, an amendment of the terms governing such obligations hereafter;

          WHEREAS, the Pledgors have duly authorized the execution, delivery and performance of this Agreement; and

          WHEREAS, it is in the best interests of the Pledgors to execute this Agreement inasmuch as the Pledgors will derive substantial direct and indirect benefits from the Loans made from time to time to the Borrowers and the Letters of Credit issued from time to time for the account of the Company and Telegraph pursuant to the Amended and Restated Credit Agreement;

          NOW, THEREFORE, for and in consideration of any loan, advance or other financial accommodation heretofore or hereafter made to any of the Borrowers under or in connection with the Amended and Restated Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. Definitions. When used herein, the following terms have the following meanings (such meanings to be applicable to both the singular and plural forms of such terms):

Additional Rights means any ownership interest, dividend or other distribution and any other right or property which the Pledgor shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any portion of the Entity Interest and any ownership interest or right to receive any ownership interest or dividend or distribution in which the Pledgor now has or hereafter acquires any right, issued by any entity listed on Schedule III hereto.

Collateral — see Section 2 hereof.

Default means the occurrence of any Event of Default (as defined in the Amended and Restated Credit Agreement).

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Entity Interest means each Pledgor’s entire interest in the entities listed on Schedule III hereto including, without limitation, all rights in and to all profits, proceeds and distributions of every kind and nature whatsoever due to such Pledgor pursuant to the terms of a partnership agreement, LLC agreement, or other similar agreement.

Issuer means the issuer of any of the shares of stock, any Entity Interest or other securities representing all or any of the Collateral.

Liabilities means, as to each Pledgor, all obligations (monetary or otherwise) of such Pledgor howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing or due or to become due including, without limitation, any post-petition interest accruing during any bankruptcy reorganization of any Pledgor or other similar proceeding, which arise out of or in connection with the Amended and Restated Credit Agreement, the U.S. Subsidiary Guaranty, Letters of Credit or Letter of Credit Applications, any other Loan Document or any other document or instrument (including any Hedging Agreement entered into with a Qualified Hedge Counterparty) executed in connection therewith.

Loan Document has the meaning assigned to such term in the Amended and Restated Credit Agreement.

Maker means the maker of any of the Subsidiary Notes or other chattel paper representing any or all of the Collateral.

Qualified Hedge Counterparty means Wachovia Bank, N.A. and each other Person who, on the date the applicable Hedging Agreement is entered into, is a Lender or an affiliate of a Lender.

Secured Parties has the meaning assigned to such term in the U.S. Subsidiary Guaranty.

          Unless otherwise defined herein or the context otherwise requires, capitalized terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Amended and Restated Credit Agreement.

          2. Pledge. As security for the payment of all Liabilities, each Pledgor hereby pledges to the Administrative Agent for the benefit of itself and the other Secured Parties, and grants to the Administrative Agent for the benefit of itself and the other Secured Parties a continuing security interest in, all of the following:

(a) All equity interests owned by such Pledgor in any Borrower or other Restricted Subsidiary, including without limitation, all Entity Interests and all of the shares of stock and other securities described in Schedule I hereto listed under such Pledgor’s name, all of the certificates and/or instruments representing such equity interests, shares of stock and other securities and all cash, securities, dividends, distributions, returns of capital, instruments, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such equity interests, shares or other securities;

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(b) All additional shares of stock of any of the Issuers listed in Schedule I and all additional shares of stock or other equity interests of any Borrower or other Restricted Subsidiary, at any time and from time to time acquired by any Pledgor in any manner, all of the certificates representing such additional shares or other equity interests, and all interest, cash, instruments, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

(c) All of the Subsidiary Notes, Subsidiary Security Agreements, instruments and chattel paper described in Schedule II hereto listed under such Pledgor’s name, all indebtedness evidenced thereby or related thereto, all other indebtedness owed to such Pledgor by any Person, all substitutes for or additions to any of the foregoing, and any interest, products, proceeds or other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

(d) All additional Subsidiary Notes, Subsidiary Security Agreements, instruments and chattel paper of any of the Makers listed in Schedule II hereto or any other Subsidiary of any Pledgor at any time and from time to time acquired by any Pledgor in any manner, all additional indebtedness evidenced thereby or related thereto, all other additional indebtedness of any Person at any time and from time to time acquired by any Pledgor, all substitutes for or additions to any of the foregoing, and any interest, products, proceeds or other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

(e) All Additional Rights;

(f) All other property hereafter delivered to the Administrative Agent in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such property, and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

(g) All products and proceeds of all of the foregoing.

All of the foregoing are herein collectively called the “Collateral”.

          Each Pledgor agrees to deliver to the Administrative Agent, promptly upon receipt and in due form for transfer (i.e., endorsed in blank or accompanied by stock or bond powers executed in blank), any Collateral which may at any time or from time to time be in or come into the possession or control of such Pledgor; and prior to the delivery thereof to the Administrative Agent, such Collateral shall be held by each Pledgor separate and apart from its other property and in express trust for the Administrative Agent. In addition, the Administrative Agent shall have the right at any time to exchange certificates or instruments representing or evidencing the Collateral for certificates or instruments of smaller or larger denominations.

          3. Warranties; Further Assurances. Each Pledgor warrants to the Administrative Agent and each other Secured Party that: (a) such Pledgor is (or at the time of any future delivery,

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pledge, assignment or transfer thereof will be) the legal and equitable owner of the Collateral free and clear of all liens, security interests and encumbrances of every description whatsoever other than the security interest created hereunder; (b) assuming continuous possession by the Administrative Agent, the pledge and delivery of the Collateral pursuant to this Agreement will create a valid perfected security interest in the Collateral in favor of the Administrative Agent; (c) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party which has not been obtained, made or taken, is required for (i) the grant by such Pledgor of the security interest granted hereunder or for the execution, delivery or performance of this Agreement by such Pledgor, (ii) the perfection or maintenance of the security interest created hereunder (including the first priority nature of such security interest), or (iii) the exercise by the Administrative Agent of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of any portion of the securities pledged hereunder by laws affecting the offering and sale of securities generally; (d) all shares of stock referred to in Schedule I hereto are duly authorized, validly issued, fully paid and non-assessable; (e) all Entity Interests referred to in Schedule III hereto are duly authorized, validly issued, fully paid and non-assessable; (f) no consent, approval, authorization, order, registration or qualification of or with any governmental agency or body or any court or any other Person is required for the sale of any of the Collateral in accordance with the provisions of this Agreement except for such as have been obtained or made and except as may be required in connection with the disposition of any portion of the securities pledged hereunder by laws affecting the offering and sale of securities generally; (g) as to each Issuer whose name appears in Schedule I hereto, the Collateral represents on the date hereof not less than the applicable percent (as shown in Schedule I hereto) of the total shares of capital stock issued and outstanding of such Issuer; (h) as to each Issuer whose name appears in Schedule III hereto, the Collateral represents on the date hereof not less than the applicable percent (as shown in Schedule III hereto) of the total Entity Interest of such Issuer, (i) the information contained in Schedule I hereto is true and accurate in all respects and reflects all equity interests owned by such Pledgor in any Borrower or any Restricted Subsidiary, except for any equity interests reflected on Schedule III hereto; (j) the information contained in Schedule II hereto is true and accurate in all respects, and reflects all indebtedness owed to such Pledgor by any member of the Financial Group; and (k) the information contained in Schedule III hereto is true and accurate in all respects and reflects all equity interests owned by the applicable Pledgor in the entities specified thereon.

          So long as any of the Liabilities shall be outstanding or any commitment shall exist on the part of the Administrative Agent or any Secured Party with respect to the creation of any Liabilities, each Pledgor (i) shall not (except as otherwise permitted pursuant to the Amended and Restated Credit Agreement), without the express prior written consent of the Administrative Agent, (x) sell, assign, exchange, pledge or otherwise transfer, encumber, or grant any option, warrant or other right to purchase any Collateral which is pledged hereunder or (y) otherwise diminish or impair any of its rights in, to or under any of the Collateral; (ii) as to each Issuer whose name appears on Schedule I hereto, except as otherwise permitted under the Amended and Restated Credit Agreement, shall continue to own and keep pledged hereunder not less than the applicable percent (as shown in Schedule I hereto) of the total shares of capital stock issued and outstanding of such Issuer; (iii) as to each Issuer whose name appears on Schedule III hereto, except as otherwise permitted under the Amended and Restated Credit Agreement, shall continue

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to own and keep pledged hereunder not less than the applicable percent (as shown in Schedule III hereto) of the total Entity Interest of such Issuer; (iv) shall execute such Uniform Commercial Code financing statements and other documents (and pay the costs of filing and recording or re-filing and re-recording the same in all public offices reasonably deemed necessary or appropriate by the Administrative Agent) and do such other acts and things, all as the Administrative Agent may from time to time reasonably request, to establish and maintain a valid, perfected security interest in the Collateral including, without limitation, marking the Pledgor’s stock transfer books and records to reflect such security interest (free of all other liens, claims and rights of third parties whatsoever), to secure the performance and payment of the Liabilities; (v) will execute and deliver to the Administrative Agent such stock powers, endorsements and similar documents relating to the Collateral, satisfactory in form and substance to the Administrative Agent, as the Administrative Agent may reasonably request; (vi) will upon the request of the Administrative Agent, upon the occurrence and during the continuance of an Event of Default, notify each issuer of the indebtedness pledged hereunder that such indebtedness is subject to the security interest granted hereunder; and (vii) will furnish the Administrative Agent or any other Secured Party with such information concerning the Collateral as the Administrative Agent or such other Secured Party may from time to time reasonably request, and will permit the Administrative Agent or any other Secured Party or any designee of the Administrative Agent or any other Secured Party, from time to time at reasonable times and on reasonable notice, to inspect, audit and make copies of and extracts from all records and all other papers in the possession of such Pledgor which pertain to the Collateral as set forth in Section 10.2 of the Amended and Restated Credit Agreement and will, upon request of the Administrative Agent at any time when a Default has occurred and is continuing, deliver to the Administrative Agent all of such records and papers.

          4.     Holding in Name of Administrative Agent, etc. The Administrative Agent may from time to time after the occurrence and during the continuance of a Default, without notice to any Pledgor, take all or any of the following actions: (a) transfer all or any part of the Collateral into the name of the Administrative Agent or any nominee or sub-agent for the Administrative Agent, with or without disclosing that such Collateral is subject to the lien and security interest hereunder; (b) appoint one or more sub-agents or nominees for the purpose of retaining physical possession of the Collateral; (c) notify the parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder; (d) endorse any checks, drafts or other writings in the name of any Pledgor to allow collection of the Collateral; (e) enforce collection of any of the Collateral by suit or otherwise and surrender, release or exchange all or any part thereof, or compromise or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto; and (f) take control of any proceeds of the Collateral. Without limiting the forgoing or any other provision in the Loan Documents, the Administrative Agent may at any time make any and all filings deemed reasonably necessary in furtherance of this Agreement, the other Loan Documents and the purposes hereof and thereof, including without limitation, Uniform Commercial Code financing statements showing any Pledgor as Debtor thereunder (which financing statements may be filed in advance of the Amendment Effective Date) in all appropriate jurisdictions, which financing statements may describe the collateral in which a security interest is granted by each such Debtor as “all assets” of such Debtor. The Administrative Agent acknowledges that, in its capacity as Administrative Agent and security

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trustee, it holds the Collateral under the Collateral Documents for the benefit of and in trust for itself and the Lenders.

          5.     Voting Rights, Dividends, Payments, etc. (a) Notwithstanding certain provisions of Section 4 hereof, so long as the Administrative Agent has not given the notice referred to in paragraph (b) below:

(1) Each Pledgor shall be entitled to exercise any and all voting or consensual rights and powers and stock purchase or subscription rights or other similar rights to acquire equity interests (but any such exercise by a Pledgor of stock purchase or subscription rights or other similar rights to acquire equity interests may be made only from funds of such Pledgor not comprising part of the “Collateral” (as defined in the Amended and Restated Credit Agreement) relating or pertaining (to the extent that such Pledgor is otherwise entitled to exercise such rights) to the Collateral constituting stock or any part thereof for any purpose; provided, however, that each Pledgor agrees that it will not exercise any such rights or powers in any manner which would have a material adverse effect on the value of such Collateral or any part thereof.

(2) Each Pledgor shall, subject to the proviso below, be entitled to receive and retain (to the extent that such Pledgor is otherwise entitled to receive and retain dividends in respect of the Collateral) any and all lawful dividends payable in respect of the Collateral constituting stock and any Additional Rights which are paid in cash by any Issuer if such dividends are permitted by the Amended and Restated Credit Agreement; provided, however, that all dividends, distributions and Additional Rights in respect of such Collateral or any part thereof made in shares of stock or other property or otherwise representing any return of capital, whether resulting from a subdivision, combination or reclassification of such Collateral or any part thereof or received in exchange for such Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any Issuer may be a party or otherwise or as a result of any exercise of any stock purchase or subscription right, shall be and become part of the Collateral hereunder and, if received by any Pledgor, shall be forthwith delivered to the Administrative Agent in due form for transfer (i.e., endorsed in blank or accompanied by stock or bond powers executed in blank) to be held for the purposes of this Agreement.

(3) The Administrative Agent shall execute and deliver, or cause to be executed and delivered, to each Pledgor, all such proxies, powers of attorney, dividend orders and other instruments as such Pledgor may request for the purpose of enabling such Pledgor to exercise the rights and powers which it is entitled to exercise pursuant to clause (1) above and to receive the dividends and Additional Rights which it is authorized to retain pursuant to clause (2) above.

(4) Subject to any restrictions contained herein or in any other Loan Document, each Pledgor shall be entitled to (a) collect all regular payments made or proceeds received with respect to Collateral constituting the Subsidiary Notes

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or relating to any other indebtedness pledged hereunder and (b) enforce and prosecute all rights and remedies available under any of the Subsidiary Notes or Subsidiary Security Agreements, or under the documents governing or evidencing any other indebtedness pledged hereunder.

          (b)  Upon written notice from the Administrative Agent during the existence of a Default, and for so long as the same shall be continuing, all rights and powers which the Pledgors are entitled to exercise pursuant to Section 5(a)(1) hereof, and all rights of the Pledgors to receive and retain dividends pursuant to Section 5(a)(2) hereof, and all rights of the Pledgors to receive payments pursuant to Section 5(a)(4) hereof, shall forthwith cease, and all such rights and powers shall thereupon become vested in the Administrative Agent which shall have, during the continuance of such Default, the sole and exclusive authority to exercise such rights and powers and to receive such dividends and payments. Any and all money and other property paid over to or received by the Administrative Agent pursuant to this paragraph (b) shall be retained by the Administrative Agent as additional Collateral hereunder and applied in accordance with the provisions hereof.

          6.     Remedies. Whenever a Default shall exist and be continuing, the Administrative Agent may exercise from time to time any rights and remedies available to it under the Uniform Commercial Code as in effect in New York or otherwise available to it. Without limiting the foregoing, whenever a Default shall exist and be continuing the Administrative Agent (a) may, to the fullest extent permitted by applicable law, without notice, advertisement, hearing or process of law of any kind, (i) sell any or all of the Collateral, free of all rights and claims of the Pledgors therein and thereto, at any public or private sale or brokers’ board and (ii) bid for and purchase any or all of the Collateral at any such public sale; (b) shall have the right, for and in the name, place and stead of the Pledgors, to execute endorsements, assignments, stock powers and other instruments of conversion, conveyance or transfer with respect to all or any of the Collateral; and (c) may, with respect to the Collateral consisting of the Subsidiary Notes or relating to any other indebtedness pledged hereunder, declare the underlying loans immediately due, payable and collectible without notice to any Pledgor, regardless of maturity, and in that event the underlying loans and obligations shall become immediately due, payable, and collectible; and thereupon the Administrative Agent may then or at any time thereafter, in addition to the remedies of the Administrative Agent and other Secured Parties set forth in the Amended and Restated Credit Agreement, collect from any Pledgor any payments or collections theretofore received by such Pledgor pursuant to Section 5 hereof, or sell, assign, transfer and deliver the whole of the Collateral or any part thereof, or additions thereto, or substitutions therefor, in such order as the Administrative Agent may elect, at public or private sale, at such price or prices, and upon such terms and conditions as the Administrative Agent in its sole and absolute discretion may determine, without demand, advertisement or notice of any kind. Each Pledgor hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings or process of law in connection with the exercise by the Administrative Agent of any of its rights and remedies during the continuance of a Default. If any notification of intended disposition of any of the Collateral is required by law, such notification, if mailed, shall be deemed reasonably and properly given if mailed by certified or registered mail at least twenty (20) days before such disposition, postage prepaid, addressed to the Company, either at the address of the Company shown below or at any other address of the Company appearing on the records of the Administrative Agent. Any proceeds of any of the Collateral may be applied by

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the Administrative Agent to the payment of expenses in connection with the Collateral, including, without limitation, reasonable attorneys’ fees and legal expenses, and any balance of such proceeds may be applied by the Administrative Agent toward the payment of such of the Liabilities, and in such order of application, as the Administrative Agent may from time to time elect (and, after payment in full of all Liabilities, any excess shall be delivered to the Company or as a court of competent jurisdiction shall direct).

          The Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with any sale of Collateral as it may be advised by counsel is necessary in order to (x) avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers and/or further restrict such prospective bidders or purchasers to persons or entities who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral) or (y) obtain any required approval of the sale or of the purchase by any governmental regulatory authority or official, and each Pledgor agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner and that the Administrative Agent shall not be liable or accountable to any Pledgor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

          7.     Termination or Release. This Agreement and the security interest granted hereby shall terminate when all the Liabilities have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Amended and Restated Credit Agreement. The Administrative Agent shall execute and deliver to the Pledgor, at the Pledgor’s expense, all documents that the Pledgor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 7 shall be without recourse to or warranty by the Administrative Agent. If at any time all or any part of any payment theretofore applied by the Administrative Agent or any other Secured Party to any of the obligations under the Facilities is or must be rescinded or returned by the Administrative Agent or such other Secured Party for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of any Pledgor), such obligations shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Administrative Agent or such other Secured Party, and this Agreement shall continue to be effective or be reinstated, as the case may be, as to such obligations, all as though such application by the Administrative Agent or such other Secured Party had not been made.

          8.      Address for Notices. All notices hereunder shall be in writing (including facsimile transmission) and shall be sent to the applicable party at its address or facsimile number set forth below its signature hereto or at such other address or facsimile number as such party may, by written notice received by the other parties hereto, have designated as its address for such purpose. Notices sent by facsimile transmission shall be deemed to have been given when sent; notices sent by mail shall be deemed to have been given three Business Days after the date when sent by registered or certified mail, postage prepaid; and notices sent by hand delivery shall have been deemed to have been given when received.

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          9.     General. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if it takes such action for that purpose as any Pledgor shall request in writing, but failure of the Administrative Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Administrative Agent to preserve or protect any rights with respect to the Collateral against prior parties, or to do any act with respect to preservation of the Collateral not so requested by any Pledgor, shall be deemed of itself a failure to exercise reasonable care in the custody or preservation of any Collateral.

          Each Pledgor agrees to indemnify, defend and save and hold harmless each Secured Party and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an “Indemnified Party”) from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence or willful misconduct. Each of the Pledgors agrees to pay all reasonable expenses (including reasonable fees and expenses of counsel) paid or incurred by the Administrative Agent or any other Secured Party in endeavoring to collect the obligations of such Pledgor, or any part thereof, and in enforcing this Agreement against such Pledgor, and such obligations will themselves be obligations hereunder.

          No delay on the part of the Administrative Agent in exercising any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement shall be effective unless the same shall be in writing and signed and delivered by the Administrative Agent and each Pledgor, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          All obligations of the Pledgors and all rights, powers and remedies of the Administrative Agent and the other Secured Parties expressed herein are in addition to all other rights, powers and remedies possessed by them, including, without limitation, those provided by applicable law or in any other written instrument or agreement relating to any of the Liabilities or any security therefor.

          THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

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          This Agreement shall be binding upon each Pledgor and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of each Pledgor and the Administrative Agent and the successors and assigns of the Administrative Agent.

          This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement. At any time after the date of this Agreement, one or more additional persons or entities may become parties hereto by executing and delivering to the Administrative Agent a counterpart of this Agreement. Immediately upon such execution and delivery (and without any further action), each such additional person or entity will become a party to, and will be bound by all the terms of, this Agreement.

          ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH PLEDGOR HEREBY IRREVOCABLY APPOINTS HOLLINGER INTERNATIONAL INC, 712 FIFTH AVENUE, NEW YORK, NEW YORK, 10019, USA, (THE “PROCESS AGENT”), ATTENTION: MARK KIPNIS, AS ITS AGENT TO RECEIVE, ON ITS BEHALF AND ON BEHALF OF ITS PROPERTY, SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH LITIGATION, SUCH SERVICE MAY BE MADE BY MAILING OR DELIVERING A COPY OF SUCH PROCESS TO EACH PLEDGOR IN CARE OF THE PROCESS AGENT AT THE PROCESS AGENT’S ABOVE ADDRESS, AND EACH PLEDGOR HEREBY IRREVOCABLY AUTHORIZES AND DIRECTS THE PROCESS AGENT TO ACCEPT SUCH SERVICE ON ITS BEHALF. EACH PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS OF THE PERSON SPECIFIED IN, OR PURSUANT TO, THE AMENDED AND RESTATED CREDIT AGREEMENT OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE

Company Pledge Agreement
11

EXTENT THAT ANY PLEDGOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH PLEDGOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

          EACH OF THE PLEDGOR, THE ADMINISTRATIVE AGENT AND, BY ACCEPTING THE BENEFITS HEREOF, EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

          All payments to be made by any Pledgor to any person hereunder shall be made free and clear of, and without deduction for or on account of, tax unless such Pledgor is required by law to make such a payment subject to the deduction or withholding of tax, in which case the sum payable by such Pledgor in respect of which such deduction or withholding is required to be made shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, such person receives and retains (free from any liability in respect of any such deduction or withholding) a net sum equal to the sum which it would have received and so retained had no such deduction or withholding been made or required to be made.

          The obligations of each Pledgor in respect of any sum due to the Administrative Agent or any other Secured Party hereunder shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which such sum was originally denominated (the “Original Currency”), be discharged only to the extent that following receipt by the Administrative Agent or such other Secured Party of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or such other Secured Party, in accordance with normal banking procedures, purchases the Original Currency with the Judgment Currency. If the amount of Original Currency so purchased is less than the sum originally due to the Administrative Agent or such other Secured Party, each Pledgor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such other Secured Party, as the case may be, against such loss, and if the amount of Original Currency so purchased exceeds the sum originally due to the Administrative Agent or such other Secured Party, as the case may be, the Administrative Agent or such other Secured Party agrees to remit such excess to such Pledgor.

Company Pledge Agreement
12

          IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the day and year first written above.

HOLLINGER INTERNATIONAL PUBLISHING INC.

By:
Name:
Title:

Address:	401 North Wabash Avenue
Chicago, Illinois 60611

Facsimile No.:	(312) 321-0629

Attention:

Company Pledge Agreement

ALLIANCE NEWS INC.
AMERICAN PUBLISHING (1991) INC.
AMERICAN PUBLISHING COMPANY
AMERICAN PUBLISHING COMPANY OF NEW YORK
APAC-90 OKLAHOMA HOLDINGS, INC.
APAC-95 OKLAHOMA HOLDINGS, INC.
APC 1993, INC.
APMS-93 INC.
CHICAGO GROUP ACQUISITION INC.
CHICAGO SUN-TIMES FEATURES, INC.
CHICAGO SUN-TIMES, INC.
DIGITAL CHICAGO INC.
FOX VALLEY PUBLICATIONS, INC.
HOLLINGER INTERNATIONAL PUBLISHING INC.
HOLLINGER NCI HOLDINGS, LLC
HTH BENHOLDCO LLC
HTH HOLDINGS INC.
LHAT CORPORATION
MIDWEST SUBURBAN PUBLISHING, INC.
PIONEER NEWSPAPERS INC.
REACH CHICAGO INC.
SUN TELEMARKETING INC.
SUN-TIMES DISTRIBUTION SYSTEMS, INC.
SUN-TIMES PRD INC.
TAHL (2002) INC.
TELEGRAPH AUSTRALIAN HOLDINGS LIMITED
THE JOHNSTOWN TRIBUNE PUBLISHING COMPANY
THE POST-TRIBUNE COMPANY
THE RED STREAK HOLDING COMPANY
THE SUN-TIMES COMPANY
VALLEY CABLE TV, INC

By:
Name:
Title:

Address:	401 North Wabash Avenue
Chicago, Illinois 60611

Facsimile No.:	(312) 321-0629

Attention:

Company Pledge Agreement

OKLAHOMA AIRPLANE LLC

By: APAC-95 Oklahoma Holdings, Inc., its Manager

By:
Name:
Title:

Address:	401 North Wabash Avenue
Chicago, Illinois 60611

Facsimile No.:	(312) 321-0629

Attention:

CST MEMBER LLC

By: Chicago Sun-Times, Inc., its Manager

By:
Name:
Title:

Address:	401 North Wabash Avenue
Chicago, Illinois 60611

Facsimile No.:	(312) 321-0629

Attention:

Company Pledge Agreement

HGP, PARTNERSHIP

By: Hollinger International Publishing Inc., general partner

By:
Name:
Title:

By: The Johnstown Tribune Company, its general partner

By:
Name:
Title:

Address:	401 North Wabash Avenue
Chicago, Illinois 60611

Facsimile No.:	(312) 321-0629

Attention:

WACHOVIA BANK, N.A. as Administrative Agent

By:
Name:
Title:

Address:	One Wachovia Center, 301 South College Street Charlotte, NC 28288-0604

Facsimile No.:	(704) 374-4092

Attention:	Joe Mynatt

Company Pledge Agreement

SCHEDULE I

STOCK

PART A:

HOLLINGER INTERNATIONAL PUBLISHING INC.

Issuer	Cert #	No. of Shares	%	Total Outstanding

Alliance News Inc.	1	100	100%	100
American Publishing Company	2	100	100%	100
HTH Holdings Inc.	2	100	100%	100
Reach Chicago Inc. (f/k/a Aditus (USA) Inc.)	1	100	100%	100
The Sun-Times Company	A25	34,999.66 Class A Common Shares	100%	34,999.66
The Sun-Times Company	C6	80,873 Class C Common Shares	100%	80,873
The Sun-Times Company (Warrants)	W–	168,651 Class C Common Shares
	W–	109,226 Class C Common Shares	100%	277,877
Valley Cable TV, Inc.	2	100	100%	100
Sugra (Bermuda) Limited	2	12,000	100%	12,000

PART B:

AMERICAN PUBLISHING COMPANY

Issuer	Cert #	No. of Shares	%	Total Outstanding

American Publishing (1991) Inc.	C3	10,000 Common Shares	100%	10,000
American Publishing (1991) Inc.	P3	31,700 First Series Preferred Shares	100%	31,700
American Publishing Holdings Inc.	4	100	100%	100
APAC-95 Inc.	2	100	100%	100
The Crowley Publishing Corporation	44	150	100%	150
The Crowley Publishing Corporation	13	1,650 Preferred Shares	100%	1,650

AMERICAN PUBLISHING (1991) INC. (f/k/a American Publishing Company)1

Issuer	Cert #	No. of Shares	%	Total Outstanding

American Publishing Company of New York (f/k/a APC New York Holdings, Inc.)	1	100	100%	100
APAC-90 Oklahoma Holdings, Inc.	2	100	100%	100
APAC-95 Oklahoma Holdings, Inc.	6	108	52%	208
APAC-95 Oklahoma Holdings, Inc.	7	100	48%	208
The Johnstown Tribune Publishing Company	—	10	100%	10
American Publishing Company of North Carolina	54	540	100%	540
American Publishing Company of Ohio (f/k/a Eden Publishing Company)	1	100	100%	100
American Publishing Company of Pennsylvania	2	100	100%	100
American Publishing Management Services, Inc.	2	100	100%	100

1until August 30, 1991

Issuer	Cert #	No. of Shares	%	Total Outstanding

APAC-90 Inc.	P5	10,000 First Preferred Shares	100%	100
APC Missouri Holdings, Inc. (f/k/a Rolla Publishing Company)	1	100	100%	100
Meridian Star, Inc.	77	181	100%	181
The Statesman-Examiner, Inc.	30	175	100%	175
United Media Group Inc.	45	313	100%	313
New Times Publishing, Inc.	94	100	100%	100

THE SUN-TIMES COMPANY

Issuer	Cert #	No. of Shares	%	Total Outstanding

APC 1993, Inc.	3	100	100%	100
Chicago Group Acquisition Inc.	2	100	100%	100
Chicago Sun-Times, Inc.	1A	1,000	100%	1,000
Chicago Sun-Times Features, Inc.	1	1,000	100%	1,000
Digital Chicago Inc.	1	100	100%	100
Fox Valley Publications, Inc. (f/k/a American Publishing Company of Arkansas	4	100	100%	100
LHAT Corporation	1	1	1%	100
LHAT Corporation	2	99	99%	100
The Post-Tribune Company (f/k/a American Publishing Company of Illinois, f/k/a Olney Publishing Company)	2	100	100%	100
Sun Telemarketing Inc.	1	100	100%	100
Sun-Times Distribution Systems, Inc.	1	8,000	80%	10,000
Sun-Times PRD Inc.	1	100	100%	100

APC 1993, INC.

Issuer	Cert #	No. of Shares	%	Total Outstanding

APMS-93 Inc.	3	100	100%	100

CHICAGO SUN-TIMES, INC.

Issuer	Cert #	No. of Shares	%	Total Outstanding

The Red Streak Holdings Company	1	100	100%	100

LHAT CORPORATION

Issuer	Cert #	No. of Shares	%	Total Outstanding

Midwest Suburban Publishing, Inc. (f/k/a/ Daily Southtown Inc.)	3	100	100%	100
Pioneer Newspapers Inc.	2	1000	100%	1000
Telegraph Australian Holdings Limited	8	103	100%	103
TAHL (2002) Inc.	1	1	100%	1

Company Pledge Agreement

SCHEDULE II

TO FOURTH AMENDED AND RESTATED COMPANY PLEDGE AGREEMENT

Debt owing from HIPI or any Restricted Subsidiary Obligor to HIPI or any U.S. Restricted Subsidiary Obligor
USD unless otherwise stated

Debtor (A/P)	Creditor (A/R)	Amount	Currency	US$

Alliance News Inc.	Chicago Sun-Times, Inc.	82,132.00	USD
American Publishing Company	Hollinger International Publishing Inc.	2,600,000.00	USD
American Publishing Company	Chicago Sun-Times, Inc.	969.00	USD
Chicago Sun-Times, Inc.	Fox Valley Publications, Inc.	1,642,532.00	USD
Chicago Sun-Times, Inc.	Hollinger International Publishing Inc.	58,314,581.86	USD
Chicago Sun-Times, Inc.	Midwest Suburban Publishing, Inc.	30,497,699.00	USD
Chicago Sun-Times, Inc.	Pioneer Newspapers Inc.	30,926,244.00	USD
Chicago Sun-Times, Inc.	Post-Tribune Company, The	1,275,155.00	USD
Chicago Sun-Times, Inc.	Telegraph Australian Holdings Limited	11,847,481.00	USD
DT Holdings Limited	Hollinger International Publishing Inc.	7,924,378.73	USD
DT Holdings Limited	Telegraph Australian Holdings Limited	700,035.88	GBP	1,088,770.84
First DT Holdings Limited	Hollinger International Publishing Inc.	193,389,905.84	GBP	300,780,711.26
First DT Holdings Limited	Hollinger International Publishing Inc.	4,506,304.13	USD
First DT Holdings Limited	Telegraph Australian Holdings Limited	17,528,506.00	GBP	27,262,211.43
First DT Holdings Limited	Telegraph Australian Holdings Limited	4,647,990.00	GBP	7,229,052.27
First DT Holdings Limited	Telegraph Australian Holdings Limited	701,566.00	GBP	1,091,150.64
First DT Holdings Limited	Telegraph Australian Holdings Limited	108,220.00	GBP	168,315.34
First DT Holdings Limited	Telegraph Australian Holdings Limited	13,018,378.64	GBP	20,247,577.92
Fox Valley Publications, Inc.	Hollinger International Publishing Inc.	106,578,325.54	USD
Fox Valley Publications, Inc.	Midwest Suburban Publishing, Inc.	1,421,531.00	USD
Fox Valley Publications, Inc.	Pioneer Newspapers Inc.	85,542.00	USD
Fox Valley Publications, Inc.	Post-Tribune Company, The	19,645.00	USD
Hollinger International Publishing Inc.	American Publishing Company	504,008,500.93	USD
Hollinger International Publishing Inc.	Post-Tribune Company, The	1,656,420.04	USD
Hollinger International Publishing Inc.	Telegraph Australian Holdings Limited	175,861,261.00	USD
Hollinger International Publishing Inc.	Telegraph Australian Holdings Limited	134,635,314.71	USD
Hollinger International Publishing Inc.	Telegraph Australian Holdings Limited	62,301,580.27	USD
Hollinger International Publishing Inc.	Telegraph Australian Holdings Limited	38,782,476.00	USD
Hollinger International Publishing Inc.	Telegraph Australian Holdings Limited	23,813,848.24	USD
Hollinger International Publishing Inc.	Telegraph Australian Holdings Limited	20,017,740.11	GBP	31,133,735.14
Hollinger International Publishing Inc.	HGP, Partnership	185,130,000.00	USD
Hollinger UK Holdings Limited	Hollinger International Publishing Inc.	512,543.45	GBP	797,162.51
Johnstown Tribune Publishing Company, The	HGP, Partnership	1,870,000.00	USD
Midwest Suburban Publishing, Inc.	Alliance News Inc.	13,873.00	USD
Midwest Suburban Publishing, Inc.	American Publishing Company	2,500,000.00	USD
Midwest Suburban Publishing, Inc.	Hollinger International Publishing Inc.	4,725,257.17	USD
Pioneer Newspapers Inc.	Hollinger International Publishing Inc.	6,410,668.27	USD
Pioneer Newspapers Inc.	Midwest Suburban Publishing, Inc.	23,201.00	USD
Post-Tribune Company, The	American Publishing (1991) Inc.	17,391,000.00	USD
Post-Tribune Company, The	American Publishing Company	36,405,025.00	USD
Post-Tribune Company, The	Midwest Suburban Publishing, Inc.	90,676.00	USD
Post-Tribune Company, The	Pioneer Newspapers Inc.	8,000.00	USD
Second DT Holdings Limited	Hollinger International Publishing Inc.	6,714.89	USD
Telegraph Australian Holdings Limited	Hollinger International Publishing Inc.	3,947,825.38	USD
Telegraph Group Limited	Telegraph Australian Holdings Limited	4,842,094.33	GBP	7,530,944.13
Telegraph Group Limited	Telegraph Australian Holdings Limited	19,982,618.29	GBP	31,079,109.93
Telegraph Group Limited	Telegraph Australian Holdings Limited	6,260,347.39	GBP	9,736,763.32

Company Pledge Agreement

SCHEDULE III

TO FOURTH AMENDED AND RESTATED COMPANY PLEDGE AGREEMENT

ENTITY INTERESTS

Hollinger International Publishing Inc.

Issuer	Description of Entity Interest

HGP, Partnership	99% general partnership interest/Uncertificated
HTH Benholdco LLC	100% general partnership interest/Uncertificated
Hollinger NCI Holdings, LLC	100% membership interest/Uncertificated

APAC-95 Oklahoma Holdings, Inc.

Issuer	Description of Entity Interest

Oklahoma Airplane LLC	100% Membership Interest/Uncertificated

The Johnstown Tribune Publishing Company

Issuer	Description of Entity Interest

HGP, Partnership	1% general partnership interest/Uncertificated

Chicago Sun-Times, Inc.

Issuer	Description of Entity Interest

CST Member LLC	100% Membership Interest/Uncertificated

CST Member LLC

Issuer	Description of Entity Interest

401 North Wabash Ventures LLC	50% Membership Interest (Subject to restructure in 401 North Wabash Venture LLC Organic Documents/Uncertificated)